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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 1995



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            Commission File Number: 1-6828                                         Commission File Number: 1-7959

                   STARWOOD LODGING                                                        STARWOOD LODGING
                         TRUST                                                                CORPORATION

(Exact name of registrant as specified in its charter)                 (Exact name of registrant as specified in its charter)

                       Maryland                                                               Maryland
             (State or other jurisdiction                                           (State or other jurisdiction
           of incorporation or organization)                                      of incorporation or organization)

                      52-0901263                                                             52-1193298
         (I.R.S. employer identification no.)                                   (I.R.S. employer identification no.)

           11845 W. Olympic Blvd., Suite 550                                      11845 W. Olympic Blvd., Suite 560
             Los Angeles, California 90064                                          Los Angeles, California 90064
            (Address of principal executive                                        (Address of principal executive
             offices, including zip code)                                           offices, including zip code)

                    (310) 575-3900                                                         (310) 575-3900
            (Registrant's telephone number,                                        (Registrant's telephone number,
                 including area code)                                                   including area code)

            (Former name or former address,                                        (Former name or former address,
             if changed since last report)                                          if changed since last report)
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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           (a)  Previous independent accountants

                  (I) On October 31, 1995, Starwood Lodging Trust and Starwood Lodging Corporation (the "Registrants") dismissed Deloitte & Touche LLP as its independent accountants.

                  (II) The report of Deloitte & Touche LLP on the Registrants' financial statements for the year ended December 31, 1994 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Registrants' financial statements for the year ended December 31, 1993 contained a qualification as to the Registrants' ability to continue as going concerns (which qualification was not contained in subsequent reports) and as to the ultimate outcome of certain litigation but otherwise was not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (III) The audit committee of Starwood Lodging Corporation and the board of directors of each of the Registrants participated in and approved the decision to change independent accountants.

                  (IV) During the Registrants' two most recent fiscal years and through October 31, 1995, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report.

                  (V) During the two most recent fiscal years and through October 31, 1995, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (VI) The Registrants have requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter , dated November 1, 1995, is filed as Exhibit 16 to this Form 8-K.

           (b)  New independent accountants

                  (I) The Registrant engaged Coopers & Lybrand, LLP as its new independent accountants as of November 1, 1995. During the two most recent fiscal years and through October 31, 1995, the Registrant has not consulted with Coopers & Lybrand, LLP on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K Item 304(a)(2)).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

STARWOOD LODGING TRUST                      STARWOOD LODGING CORPORATION



By:                                         By:
   -----------------------------               ---------------------------------
     Ronald C. Brown                           Kenneth J. Biehl
     Vice President and                        Vice President and Principal
        Chief Financial Officer                   Accounting Officer



Date:    November 1, 1995


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                                  EXHIBIT INDEX

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      Exhibit
      Number              Description of Exhibit
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
        16                Former Auditor's Letter
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